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                                                                    Exhibit 10.3
                                                                  EXECUTION COPY

          INDEMNIFICATION AGREEMENT (the "AGREEMENT"), dated May 22, 2002 by and among MBIA INSURANCE CORPORATION ("MBIA"), HOUSEHOLD AUTO RECEIVABLES CORPORATION (the "SELLER"), HOUSEHOLD FINANCE CORPORATION ("HFC"), J.P. MORGAN SECURITIES INC., ("J.P. MORGAN"), BANC OF AMERICA SECURITIES LLC ("BANC OF AMERICA"), BARCLAYS CAPITAL ("BARCLAYS"), CREDIT SUISSE FIRST BOSTON CORPORATION ("CREDIT SUISSE"), DEUTSCHE BANK SECURITIES INC. ("DEUTSCHE BANK") (J.P. Morgan, Banc of America, Barclays, Credit Suisse and Deutsche Bank together, the "UNDERWRITERS" and individually, an "UNDERWRITER").

          The Seller will sell to the Household Automotive Trust 2002-1 (the "TRUST") certain assets (the "ASSETS") consisting of a pool of motor vehicle retail installment sales contracts (the "CONTRACTS"), under the Master Sale and Servicing Agreement dated as of May 15, 2002 (the "SALE AND SERVICING AGREEMENT") among the Trust, the Seller, HFC as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and the Series Supplement dated as of May 15, 2002, (the "SERIES SUPPLEMENT") among HFC as Master Servicer, the Trust, the Seller, the Indenture Trustee, U.S. Bank National Association as the Owner Trustee and U.S. Bank Trust National Association as the Delaware Trustee.

          The Seller has agreed to cause the Trust to sell to the Underwriters the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the "NOTES").

          In connection with the public offering and sale of the Notes, the Seller, as registrant on behalf of the Trust, has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 Registration No. 333-58404, for the registration under the Securities Act of 1933, as amended (the "ACT"), of the Notes and has filed the prospectus supplement dated May 22, 2002 with the Commission. The registration statement including all exhibits and amendments thereto in the form in which it became effective under the Act on July 10, 2001 (the "EFFECTIVE DATE") including any documents incorporated by reference therein at such time and all post-effective amendments thereto on the dates they became effective is referred to herein as the "REGISTRATION STATEMENT". The prospectus dated May 22, 2002 and the prospectus supplement dated May 22, 2002, in the respective forms in which they were filed with the Commission pursuant to Rule 424(b)(5) under the Act, each including any documents incorporated by reference therein, are referred to herein as the "CORE PROSPECTUS" and the "PROSPECTUS SUPPLEMENT", respectively and collectively, the "PROSPECTUS".

          MBIA is authorized to transact a financial guaranty insurance business in the State of New York and has agreed to issue to the Indenture Trustee, for the benefit of the holders of the Notes, the Policy providing limited indemnity for, among other things, certain shortfalls in required distributions on the Notes.

          MBIA provided certain information to the Seller for inclusion in the Prospectus Supplement. Such information is presented or incorporated by reference into the Prospectus Supplement under the caption "The Note Guaranty Insurance Policy and the Insurer" in the Prospectus Supplement. Such information, to the extent included in the Prospectus Supplement or incorporated by reference therein, is collectively referred to herein as the "MBIA INFORMATION". MBIA reviewed the Prospectus Supplement and approved the presentation of the MBIA Information therein.

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          The Underwriters provided the information set forth under the caption
"Underwriting" of the Prospectus Supplement distributed by the Underwriters and filed as a post-effective amendment to the Registration Statement or the Prospectus (such information is collectively referred to herein as the "UNDERWRITER INFORMATION"). The Underwriters have reviewed the Prospectus Supplement and approved the presentation of the Underwriter Information therein.

          Except as otherwise indicated, capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in the Underwriting Agreement dated May 22, 2002 (the "UNDERWRITING AGREEMENT") among HFC, the Seller, HAFC, Household Bank and the Underwriters.

          For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   MBIA AGREEMENTS AND REPRESENTATIONS. MBIA agrees and represents as follows:

     (a) MBIA is a New York company which is licensed, under the laws of the State of New York, to write financial guarantee insurance and is qualified or licensed to do business in all other jurisdictions in which such qualification or licensing is necessary.

     (b) MBIA has the corporate power and authority to execute and deliver this Agreement and to perform all its obligations hereunder.

     (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action (corporate and other).

     (d) The MBIA Information in the Prospectus Supplement on the date thereof did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) The Policy and any amendments thereto will be filed with the Superintendent of the New York State Insurance Department within 30 days of their issuance, if not previously so filed.

2. UNDERWRITERS' AGREEMENT. Each Underwriter individually agrees and represents with respect to the offering of the Notes, that it has not and will not use any prospectus containing information relating to MBIA (other than Prospectus Supplement and any further supplement thereto) unless such information relating to MBIA has been furnished by MBIA for inclusion therein and has been approved by MBIA in writing, such approval not to be unreasonably withheld.

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3.   SELLER'S AND HFC'S REPRESENTATIONS AND WARRANTIES. Each of the Seller and
     HFC, represents and warrants the following:

     (a) All authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings which are required to be obtained by it under any applicable law which are material to (i) the conduct of its business, (ii) the ownership, use, operation or maintenance of its properties and (iii) the execution, delivery and performance by HFC and the Seller of its obligations to MBIA under or in connection with this Agreement have been received to the extent required for the execution and delivery and performance by it of this Agreement, and all such authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings are in full force and effect.

     (b) The execution and delivery of this Agreement by it, as Seller and in the case of HFC, individually and as Servicer, and the consummation of the transactions contemplated hereby and by the Underwriting Agreement were not, and will not be, made (i) in contemplation of its insolvency, (ii) with the intent to hinder, delay or defraud any of its creditors, any federal banking agency or any other person or entity, (iii) after the commission by it of any act of insolvency or
          (iv) without fair consideration. It is not possessed of assets or capital unreasonably small in value in relation to its business, and its remaining assets or capital will not be unreasonably small in value in relation to its business after giving effect to its transfer of the Trust Property to the Trust and the consummation of the other transactions contemplated by the Sale and Servicing Agreement and the Series Supplement. It is not insolvent as at the date hereof, and will not be rendered insolvent by virtue of, this Agreement. By consummating the transactions contemplated by this Agreement, it does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they become due.

     (c) The Registration Statement has been prepared by the Seller in conformity with the requirements of the Act and the rules and regulations of the Commission thereunder, has been filed with the Commission, and has become effective under the Act on the Effective Date and the Core Prospectus and the Prospectus Supplement have been filed with the Commission. The Registration Statement, the Core Prospectus and the Prospectus Supplement conform, and any further amendments or supplements to the Registration Statement and the Core Prospectus and the Prospectus Supplement will on the date they are filed with the Commission, conform with the requirements of the Act and the rules and regulations of the Commission thereunder.

     (d) Except for the MBIA Information and the Underwriter Information (as defined herein), (i) the Registration Statement on the Effective Date neither contained any untrue statement of a material fact nor omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) neither the Core Prospectus nor the Prospectus Supplement on the respective dates thereof contained any untrue statement of a material fact or omitted to state

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          a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.   INDEMNIFICATION AND CONTRIBUTION.

     (a) MBIA agrees to indemnify and hold harmless the Seller and each of the Underwriters against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the MBIA Information included in the Prospectus Supplement, or, to the extent approved by MBIA in writing, in any amendment or supplement to the Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending of any such loss, claim, damage, liability or action. This indemnification agreement will be in addition to any liability which MBIA may otherwise have.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless MBIA against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Underwriter Information included in the Prospectus Supplement or arise out of or are based upon the omission or alleged omission to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse MBIA for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending of any such loss, claim, damage, liability or action. This indemnification agreement will be in addition to any liability which any Underwriter may otherwise have.

     (c) HFC agrees to indemnify and hold harmless MBIA against any and all losses, claims, damages or liabilities, joint or several, to which MBIA may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement on the date the most recent amendment thereof was declared effective, or arise out of or are based upon the omission or

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          alleged omission to state a material fact required to be stated
          therein or necessary to make the statements therein, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Core Prospectus or the Prospectus Supplement, or in any further supplement thereto or in the Term Sheet dated May 20, 2002 or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse MBIA for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending of any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that HFC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of the Registration Statement, the Core Prospectus or the Prospectus Supplement in reliance on and in conformity with the MBIA Information or the Underwriter Information. This indemnification agreement will be in addition to any liability which HFC may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, at its own expense, to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and after notice from the indemnifying party to such indemnified party to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of any such action other than reasonable costs of investigation unless, (i) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, or one or more indemnified parties, in which event the indemnified party shall have the right to select separate counsel (in addition to any local counsel) to assert such legal defenses and to otherwise participate in the defense of such action on behalf and under the control of the indemnified party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the

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          indemnifying party; then, in any such event, the indemnifying party shall be liable to such indemnified party under this Section 4 for any reasonable legal and other expenses subsequently incurred by such indemnified party in connection with the defense of any such action including, without limitation, the reasonable costs of investigation. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

     (e) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller (in the case of HFC as indemnifying party), MBIA and the Underwriters from the offering and sale of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller (in the case of HFC as indemnifying party), MBIA and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or actions in respect thereof as well as any other relevant equitable considerations. The relative benefits received by the Seller (in the case of HFC as indemnifying party), MBIA and the Underwriters shall be deemed to be in the same proportion as (i) the total public offering price (net of total underwriting discounts and before deducting expenses) received by the Seller (in the case of HFC as indemnifying party) bears to (ii) the total premiums received by MBIA, and (iii) the total underwriting discounts and commissions (as specified on the cover page of the Prospectus Supplement) received by the Underwriters in connection with the offering and sale of the Notes, as the case may be. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller (in the case of HFC as indemnifying party), MBIA or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
          (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute to MBIA hereunder any amount in excess of the underwriting discounts and commissions applicable to the Notes purchased by such Underwriter under the Underwriting Agreement. The Seller (in the case of

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          HFC as indemnifying party), MBIA and each Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The obligations of HFC under this Section 4 shall extend, upon the same terms and conditions, to each parent, subsidiary or affiliate of MBIA and any shareholder, employee, agent, director or officer of MBIA and any person, if any, who controls any of the foregoing within the meaning of Section 15 of the Act; and the obligations of the Underwriters under this Section shall be several and not joint and shall extend, upon the same terms and conditions, to each parent, subsidiary or affiliate of MBIA and any shareholder, employee, agent, director or officer of MBIA and any person, if any, who controls any of the foregoing within the meaning of Section 15 of the Act; and the obligations of MBIA under this Section shall extend, upon the same terms and conditions, to each parent, subsidiary or affiliate of the Seller and any shareholder, employee, agent, director or officer of the Seller and any person, if any, who controls any of the foregoing within the meaning of Section 15 of the Act and each parent, subsidiary or affiliate of each Underwriter and any shareholder, employee, agent, director or officer of each Underwriter and any person, if any, who controls any of the foregoing within the meaning of Section 15 of the Act.

5. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The agreements, representations, warranties, indemnities, and other statements of the parties hereto in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in Section 4 hereof, and will survive delivery of and payment for the Notes. The provisions of Section 4 hereof shall survive the termination or cancellation of this Agreement.

6.   NOTICES. All communications hereunder shall be in writing and,

                   IF TO THE SELLER:

                   Household Auto Receivables Corporation
                   1111 Town Center Drive
                   Las Vegas, Nevada 89134

                   Attention: Treasurer
                   Telephone: (702) 243-1241
                   Facsimile: (847) 205-7538

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                   With a copy to:

                   Household International, Inc.
                   2700 Sanders Road
                   Prospect Heights, Illinois 60070

                   Attention: Treasurer
                   Telephone: (847) 564-5000
                   Facsimile: (847) 205-7538

                   IF TO HFC:

                   Household Finance Corporation
                   2700 Sanders Road
                   Prospect Heights, Illinois 60070
                   Attention: Treasurer
                   Telephone: (847) 564-5000
                   Facsimile: (847) 205-7538

                   IF TO AN UNDERWRITER:
                   J.P. Morgan Securities Inc.
                   270 Park Avenue
                   10th Floor
                   New York, New York 10017
                   Attention: North American ABS
                   Telephone: (212) 834-5258
                   Facsimile: (212) 834-6562

                   IF TO MBIA

                   MBIA Insurance Corporation
                   113 King Street
                   Armonk, New York 10504
                   Attention: Insured Portfolio Management,
                                   Structured Finance
                   Telephone: (914) 273-4545
                   Facsimile: (914) 765-3810

                   With a copy to:

                   Alston & Bird LLP
                   90 Park Avenue
                   New York, NY 10016
                   Attention: Gary D. Roth
                   Telephone: (212) 210-9441

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                   Facsimile:  (212) 210-9444

     7. MISCELLANEOUS. This Agreement is to be governed by, and construed in accordance with, the laws of the State of New York; it may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in Section 4 hereof, and no other person shall have any right or obligation hereunder. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have executed this
Indemnification Agreement, all as of the day and year first above mentioned.

                              MBIA INSURANCE CORPORATION


                              By: /s/ Lisa A. Wilson
                                  ----------------------------------------------
                                  Name:  Lisa A. Wilson
                                  Title: Assistant Secretary

                              HOUSEHOLD AUTO RECEIVABLES CORPORATION


                              By: /s/ S. H. Smith
                                  ----------------------------------------------
                                  Name:  S. H. Smith
                                  Title: Vice President and Assistant Treasurer

                              HOUSEHOLD FINANCE CORPORATION


                              By: /s/ B. B. Moss, Jr.
                                  ----------------------------------------------
                                  Name:  B. B. Moss, Jr.
                                  Title: Vice President and Treasurer

                              J.P. MORGAN SECURITIES INC.
                              BANC OF AMERICA SECURITIES LLC
                              BARCLAYS CAPITAL
                              CREDIT SUISSE FIRST BOSTON CORPORATION
                              DEUTSCHE BANK SECURITIES INC.
                              By:    J.P. MORGAN SECURITIES INC., as
                                     representative of the Underwriters


                              By: /s/ Mikhail Radik
                                  ----------------------------------------------
                                  Name:  Mikhail Radik
                                  Title: Vice President

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